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         PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS --        , 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints, as proxies for the undersigned, HUSHANG ANSARY and ABDALLAH ANDRAWOS, or any one of them, with full power of substitution, to vote all shares of the capital stock of IRI International Corporation (the "Company") which the undersigned is entitled to vote at the
Special Meeting of Stockholders of the Company to be held on           , 2000,
at   , local time, and at any adjournments or postponements thereof, receipt of
Notice of which meeting and the Joint Proxy Statement/Prospectus accompanying the same being hereby acknowledged by the undersigned, upon the matters
described in the          , 2000 Joint Proxy Statement/Prospectus and upon
such other business as may properly come before the meeting and any adjournments or postponements thereof, hereby revoking any proxies heretofore given.

     EACH PROPERLY EXECUTED PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW AND ON THE REVERSE SIDE HEREOF. IF NO SPECIFICATIONS ARE MADE, THE PROXIES WILL BE VOTED FOR THE PROPOSAL.

     A VOTE FOR THE PROPOSAL IS RECOMMENDED BY THE BOARD OF DIRECTORS.

Approval of the Agreement of Merger, dated as of March 15, 2000, among National-Oilwell, Inc., Arrow Acquisition Corp. and the Company, and the transactions contemplated thereby: (check one box only)

        [ ] FOR                 [ ] AGAINST                [ ] ABSTAIN


                                        Dated: ___________________________


                                               ___________________________
                                                SIGNATURE OF STOCKHOLDER

                                               ___________________________
                                                SIGNATURE OF STOCKHOLDER

                                               NOTE: Please sign your name or
                                               names exactly as set forth
                                               hereon. For jointly owned shares,
                                               each owner should sign. If
                                               signing as attorney, executor,
                                               administrator, trustee or
                                               guardian, please indicated the
                                               capacity in which you are acting.
                                               Proxies executed by corporations
                                               should be signed by a duly
                                               authorized officer and should
                                               bear the corporate seal.

PLEASE DATE AND SIGN THIS PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.